Exhibit 99.06

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                  August, 1999
           Series 1999-04, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                6.856787
                                                         ---------------------
       Weighted average maturity                                       170.15
                                                         ---------------------

A. Amount of distribution allocable to principal and interest: The amounts below are for a Single Certificate of $1,000:
      1.
                                Principal
           Principal Per     Prepayments Per   Interest Per
     Class  Certificate        Certificate      Certificate     Payout Rate
     -----  -----------        -----------      -----------     -----------
       R   $  0.00000000     $   0.00000000  $     0.00000000   %0.00000000
       PO  $  4.27467706     $   0.71004489  $     0.00000000   %0.00000000
       A1  $ 10.84664954     $   7.59133640  $     4.82185829   %6.24999994
       A2  $ 10.85136540     $   7.59463700  $     4.92574569   %6.25000000
       A3  $ 13.71635336     $   9.59978039  $     4.64753463   %6.25000011
       A4  $  3.45687818     $   2.41939455  $     5.12042227   %6.25000002
       M   $  3.45687943     $   0.00000000  $     5.12041962   %6.24999677
       B1  $  3.45687943     $   0.00000000  $     5.12042553   %6.25000395
       B2  $  3.45687943     $   0.00000000  $     5.12042553   %6.25000395
       B3  $  3.45687549     $   0.00000000  $     5.12041962   %6.24999681
       B4  $  3.45688534     $   0.00000000  $     5.12041962   %6.24999681
       B5  $  3.45688864     $   0.00000000  $     5.12043066   %6.25001032

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       N/A             $       N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       45,080.83
                                                                    ------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:           $  206,731,893.51
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                  656
                                                                 ---------------
       3.
      Beginning Aggregate Class    Ending Aggregate       Ending
        Certificate Principal     Class Certificate Single Certificate
Class          Balance            Principal Balance      Balance         Cusip
-----          -------            -----------------      -------         -----
R     $                   0.00  $             0.00  $             0.00 36157RC37
PO    $             385,405.96  $       383,723.70  $           975.06 GEC9904PO
A1    $         102,160,751.01  $   100,963,834.09  $           914.95 36157RB79
A2    $          30,026,400.00  $    29,681,880.00  $           934.89 36157RB87
A3    $          50,505,687.40  $    49,729,341.80  $           878.61 36157RB95
A4    $          21,628,663.61  $    21,552,612.28  $           979.66 36157RC29
SUP   $         193,924,914.62  $   191,576,526.95  $           912.05 GEC994SUP
M     $           1,663,440.86  $     1,657,591.82  $           979.66 36157RC45
B1    $             554,480.29  $       552,530.61  $           979.66 36157RC52
B2    $             554,480.29  $       552,530.61  $           979.66 36157RC60
B3    $             998,064.51  $       994,555.09  $           979.66 36158GEX2
B4    $             332,688.17  $       331,518.37  $           979.66 36158GEY0
B5    $             332,946.65  $       331,775.93  $           979.66 36158GEZ7

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             2        Principal Balance     $      706,580.20
                               --------                             ------------
       2.   60-89 days
            Number             0        Principal Balance     $            0.00
                               --------                             ------------
       3.   90 days or more
            Number             0        Principal Balance     $            0.00
                               --------                             ------------
       4.   In Foreclosure
            Number             0        Principal Balance     $            0.00
                               --------                             ------------
       5.   Real Estate Owned
            Number             0        Principal Balance     $            0.00
                               --------                             ------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                       $            0.00
                                                                 ---------------

       2.   Bankruptcy Loss Amount:                           $            0.00
                                                                 ---------------

       3.   Fraud Loss Amount:                                $            0.00
                                                                 ---------------

       4.   Certificate Interest Rate of the Class S Certificate: %  0.00000000
                                                                     -----------